UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2011

Volterra Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50857	94-3251865
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47467 Fremont Blvd., Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 510 743 1200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Election of Director

On April 22, 2011, the Company’s Board of Directors, upon the recommendation of its Nominating and Corporate Governance Committee, appointed Jeff Richardson as an independent director to the Board of Directors and as a member of the Company’s Compensation Committee. Mr. Richardson, age 46, is the Executive Vice President and Chief Operating Officer of LSI Corporation. Mr. Richardson has served as a senior executive at LSI Corp. since 2005, including previously serving as its Executive Vice President and General Manager of the Semiconductor Solutions Group, Executive Vice President of the Network and Storage Products Group, Executive Vice President and General Manager of the Custom Solutions Group and as Executive Vice President of Worldwide Strategic Planning. Prior to joining LSI Corp., Mr. Richardson served in several capacities at Intel Corporation, including as its Vice President and General Manager of Server Platform Group and Vice President and General Manager of Enterprise Platforms and Services Division. Mr. Richardson received a Bachelor of Science degree in Electrical Engineering from the University of Colorado.

As a member of the Company’s Board, Mr. Richardson will receive the Company’s standard compensation for non-employee directors and will sign the Company’s form Indemnification Agreement. There are no arrangements or understandings between Mr. Richardson and any other person pursuant to which he was selected as a director of the Company.

In fiscal 2010, the Company recognized approximately $2.0 M in revenue from sales to LSI Corp., equal to approximately 1.3% of the Company’s annual revenue.

A press release announcing the appointment of Mr. Richardson was issued on April 25, 2011, is attached hereto as Exhibit 99.1 and is hereby incorporated herein by this reference in its entirety.

(b) Retirement of Director

On April 22, 2011, Mr. Edward Winn announced his retirement from the Board of Directors of Volterra Semiconductor Corporation and the Company’s Audit and Compensation Committees, effective April 22, 2011. Mr. Winn’s retirement from the Board did not involve any disagreement with the Company.

A press release announcing the retirement of Mr. Winn was issued on April 25, 2011, is attached hereto as Exhibit 99.1 and is hereby incorporated herein by this reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release of Volterra Semiconductor Corporation dated April 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volterra Semiconductor Corporation

By:	/S/ DAVID OH
Name:	David Oh
Title:	General Counsel

Dated: April 25, 2011

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Volterra Semiconductor Corporation dated April 25, 2011.